POWER OF ATTORNEY

      Know all by these presents, that the undersigned hereby makes, constitutes and appoints
Paul Robinson and Dick Fagerstal, or either of them signing singly, the undersigned's true and
lawful attorney-in-fact, with full power and authority to:
      (1) prepare, execute in the undersigned's name and on the undersigned's behalf, and
submit to the U.S. Securities and Exchange Commission ("SEC") a Form ID,
including
amendments thereto, and any other documents necessary or appropriate to obtain codes and
passwords enabling the undersigned to make electronic filings with the SEC of reports required
by Section 16(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder
as amended from time to time (the "Exchange Act");
      (2) prepare, execute, deliver and file for and on behalf of the undersigned, in the
undersigned's capacity as an officer and/or director of SEACOR Holdings Inc.
(the "Company"),
Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act;
      (3) do and perform any and all acts for and on behalf of the undersigned which may
be necessary or desirable to complete and execute any such Form 3, 4, or 5, including any
electronic filing thereof, complete and execute any amendment or amendments thereto, and
timely file such form with the United States Securities and Exchange Commission and any stock
exchange or similar authority;
      (4) seek or obtain, as the undersigned's representative and on the undersigned's
behalf, information on transactions in the Company's securities from any third party, including
brokers, employee benefit plan administrators and trustees, and the undersigned hereby
authorizes any such person to release any such information to the undersigned and approves and
ratifies any such release of information; and
      (5) take any other action of any type whatsoever in connection with the foregoing
which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such
form and shall contain such terms and conditions as such attorney-in-fact may approve in such
attorney-in-fact's discretion.
      The undersigned hereby grants to each such attorney-in-fact full power and authority to
do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done
in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes
as the undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of
attorney and the rights and powers herein granted.  The undersigned acknowledges that the
responsibility to file the Forms 3, 4 and 5 are the responsibility of the undersigned, and the
foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not
assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Exchange Act.  The undersigned further acknowledges and agrees that the
attorneys-in-fact and the Company are relying on written and oral information provided by the
undersigned to complete such forms and the undersigned is responsible for reviewing the
completed forms prior to their filing.  The attorneys-in-fact and the Company are not responsible
for any errors or omissions in such filings.  The attorneys-in-fact and the
Company are not
responsible for determining whether or not the transactions reported could be matched with any
other transactions for the purpose of determining liability for short-swing profits under Section
16(b).
      This Power of Attorney shall remain in full force and effect until the undersigned is no
longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-fact.
      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be
executed as of this 3rd day of March, 2010.

Signature:   /s/ Richard Fairbanks
Print Name:  Richard Fairbanks

STATE OF FLORIDA  )
      )
COUNTY OF MIAMI-DADE )
      On this 3rd day of March, 2010, Richard Fairbanks personally appeared before me, and
acknowledged that he executed the foregoing instrument for the purposes therein contained.
      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

 /s/ Zaida P. Hernandez
Notary Public
My Commission Expires:   8/22/2011

L:\Corporate\SEC FILINGS\POAs\Fairbanks, Richard.doc